SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[    ]	Preliminary Proxy Statement
[ X ]	Definitive Proxy Statement
[    ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or
Sec. 240.14a-12

LATIN AMERICA GROWTH FUND, INC.
(Name of Registrant as Specified In Its Charter)

CHRISTINE P. RITCH
ASSISTANT SECRETARY
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box.)

[  X ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-
6(i)(1), or 14a-6(j)(2)
[     ]	$500 per each party to the controversy pursuant to
Exchange Act Rule 14a-6(i)(3).
[     ]	Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transactions
applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction
computed pursuant to 	Exchange Act Rule 0-11:*

4)	Proposed maximum aggregate value of transaction:


*Set forth the amount on which the filing fee is calculated and state how it was determined.

[    ]	Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:


Latin America Growth Fund, Inc.

One Exchange Place
Boston, Massachusetts 02109

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

FEBRUARY 12, 1996

To the Shareholders:

	Notice is hereby given that the Annual Meeting of Shareholders of Latin America
Growth Fund, Inc. (the "Fund") will be held at One Exchange Place, Boston, Massachusetts 02109, 10th floor, on Monday, February 12, 1996, at 8:30 a.m., for the
purposes of considering and voting upon whether:

	1.	To elect five (5) Directors of the Fund (Proposal 1).

	2.	To ratify or reject the selection by the Board of Directors of Ernst &
Young LLP as independent auditors for the year ending October 31, 1996
 (Proposal 2).

	3.	To consider and act upon any other business that may properly come before the Meeting or any adjournment thereof.

	The close of business on December 15, 1995, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

						By Order of the Board of Directors,


						Patricia L. Bickimer
						Secretary

December 28, 1995

	SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.


Instructions for Signing Proxy Cards

		The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign
your proxy card properly.

		1.	Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

		2.	Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

		3.	All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For
example:

			Registration				Valid Signature

Corporate Accounts
(1)	ABC Corp.		John Doe, Treasurer
(2)	ABC Corp.		John Doe
		c/o John Doe, Treasurer
(3)	ABC Corp. Profit Sharing Plan		John Doe, Trustee

Trust Accounts
(1)	ABC Trust		Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee		Jane B. Doe
		u/t/d 12/28/78

Custodial or Estate Accounts
(1)	John B. Smith, Cust.		John B. Smith
	           f/b/o John B. Smith, UGMA
(2)	John B. Smith		John B. Smith, Executor


Latin America Growth Fund, Inc.

One Exchange Place
Boston, Massachusetts 02109

ANNUAL MEETING OF SHAREHOLDERS
February 12, 1996

PROXY STATEMENT

	This Proxy Statement is furnished in connection with a solicitation by the Board of
Directors of the Latin America Growth Fund, Inc. (the "Fund") of
 proxies to be used at the
Annual Meeting of Shareholders of the Fund to be held on
 February 12, 1996, at 8:30 a.m.
at the offices of First Data Investor Services Group, Inc.,
 One Exchange Place, 10th Floor,
Boston, Massachusetts 02109 and at any adjournments thereof for the purposes set forth in
the accompanying Notice of Annual Meeting of Shareholders.
  This Proxy Statement and
the form of Proxy are first being sent to shareholders on or about
 December 28, 1995.
Proxy solicitations will be made primarily by mail, but proxy solicitations may also be
made by telephone, telegraph or personal interviews conducted by officers of the Fund.
The costs of proxy solicitation and expenses incurred in connection with the preparation of
this Proxy Statement and its enclosures will be paid by the Fund.
  The Fund also will
reimburse brokerage firms and others for their expenses in
 forwarding solicitation material
to the beneficial owners of the Fund shares.  Shareholders
 who execute proxies retain the
right to revoke them by written notice received by the Secretary of the Fund at any time
before they are voted. Unrevoked proxies will be voted in accordance with the
specifications thereon and, unless specified to the contrary, will be voted FOR Proposals 1
and 2.  The close of business on December 15, 1995, has been fixed as the record date for
the determination of shareholders entitled to notice of and to vote at the Meeting.  Each
shareholder is entitled to one vote for each full share and an appropriate fraction of a vote
for each fractional share held.  On the record date there were
 4,007,169 shares
outstanding.

	In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve either of the proposals are not
received, the persons named as proxies may propose one or more adjournments of the
Meeting to permit further solicitation of proxies.  Any such adjournment will require the
affirmative vote of a majority of those shares represented at the Meeting in person or by
proxy.  The persons named as proxies will vote those proxies which they are entitled to
vote FOR or AGAINST any such proposal in their discretion.
  A shareholder vote may be
taken on one or more of the proposals in this proxy statement prior to any such
adjournment if sufficient votes have been received for approval.
  Under the By-Laws of the
Fund, a quorum is constituted by the presence in person or by proxy of the holders of
record of a majority of the outstanding shares of Common Stock of the
 Fund entitled to
vote at the Meeting.

	As of December 15, 1995, the only person or "group" (as the term is used in
Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) to beneficially own more than 5% of the outstanding shares of the Fund was Cede & Co., as nominee to
the Depository Trust Company, Seven Hanover Square, 23rd Floor, New York,
 New York
10004, with 3,958,689 shares (98.79%).  At December 15, 1995, directors and officers of
the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the
Fund.

	A copy of the Fund's annual report for the fiscal year ended
 October 31, 1995,
may be obtained without charge by writing to First Data Investor
 Services Group, Inc., 53
State Street, Boston, Massachusetts 02109, or calling 1-800-468-6475.


Proposal 1:	ELECTION OF DIRECTORS

	The first proposal to be considered at the Meeting is the election of five (5)
Directors of the Fund, each to hold office for a term not to exceed three years, as set forth
below, and until his or her successor is elected and qualified.  For this
 Meeting, the first
Annual Meeting of Shareholders, the Directors will be divided into three classes having
initial terms of one (Class I), two (Class II) or three (Class III) years, respectively.
Commencing with the second Annual Meeting, the term of one class will expire and the
successor or each of the successors elected to such class will be elected to serve in the
class for a term of three years.

	Each of the nominees listed below currently serve as Director of the Fund and has consented to continue to serve as Director of the Fund if elected at the
 Meeting.  If a
designated nominee declines or otherwise becomes unavailable for election, however, the
proxy confers discretionary power on the persons named therein to vote in favor of a
substitute nominee or nominees.

	Set forth is a list of the nominees for election to the Fund's Board of Directors, together with certain other information. The Class I Directors would serve a one-year term, each of the Class II Directors would serve a two-year term and the Class III Director
would serve a three-year term.



Name, Age, Principal
Occupation During the
Past Five Years



S
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a
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D
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S
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B
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l
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y

O
w
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d

a
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f

D
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m
b
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r

1
5
,

1
9
9
5







* Peter L. Lamaison,
Age 54
Chairman of the Board
and President;
Director, President and
Chief Executive
Officer of IDS
International Inc.,
Manager of the Fund;
Chairman of the Board
and Chief Executive
Officer of IDS Fund
Management Limited.




1
9
9
5
I
I

N
o
n
e


Philip H. Didriksen,
Jr., Age 65
Director; Consultant,
PHDI; formerly
President and Chief
Executive Officer,
Quest Cash
Management Services
division of
Oppenheimer Capital
LP; formerly Chairman
of the Board and Chief
Executive Officer,
Alliance Cash
Management Services.




1
9
9
4
I
I

1
0
,
0
0
0








Name, Age, Principal
Occupation During the
Past Five Years



S
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a
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a

D
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S
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C
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S
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S
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B
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O
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D
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1
5
,

1
9
9
5



Rodman L. Drake, Age
52
Director; President,
Rodman L. Drake &
Co., Inc.; Co-
Chairman of the
Board, KMR Power
Corporation; Trustee,
Excelsior Funds;
Director, Hyperion
Total Return Fund,
Hyperion 1997 Term
Trust, Hyperion 1999
Term Trust, Hyperion
2002 Term Trust;
Hyperion 2005
Opportunity Term
Trust, Director,
Parsons, Brinkerhoff
Inc., Chairman, Car
Rental Systems de
Brasil S.A. (Hertz
System)

1
9
9
4


I
I
I



5
0
0







Kathleen C. Holmes,
Age 47
Director; Managing
Director, Wharton
School Financial
Institutions Center,
University of
Pennsylvania;
Consultant, Furash &
Company; Director,
Lehman Brothers
Funds, Inc.





1
9
9
4

I

N
o
n
e







Peer Pedersen, Age 70
Director; Managing
Partner, Pedersen &
Houpt (law firm);
Director, Aon
Corporation, Boston
Chicken, Inc., Delray
Farms, Inc., Extended
Stay of America, Inc.,
H2O Plus, Inc.,
Spraying Systems,
Inc., Tempel Steel
Company, Tennis
Corporation of
America, WMX
Technologies, Inc.;
Director of several
other investment
companies.





1
9
9
4

I

1
0
,
0
0
0




	Each Director who is not an "interested person" (as defined in the 1940 Act) of the
Fund (a "non-interested" Director) receives a fee of $7,000 per annum plus
 $1,000 for
each Regular or Special Board Meeting attended in person or by telephone, plus related
travel and out-of-pocket expenses.  The Board of Directors held six
 Meetings during the
fiscal period ended October 31, 1995, and all of the Directors, except
 Peer Pedersen,
attended in-person at least 75% of the Meetings.  The aggregate remuneration paid to the
non-interested Directors of the Fund for the fiscal year period ended
 October 31, 1995,
amounted to $57,049 (including reimbursement for travel and out-of-pocket expenses).



	The Board of Directors has an Audit Committee consisting of all non-interested Directors. The Audit
Committee meets with the Fund's independent accountants to
(i) review and approve the scope and results of their professional services; (ii) review the procedures for evaluating the adequacy of the Fund's accounting controls;
(iii) consider the range of audit fees; (iv) make recommendations to the Board of Directors regarding the engagement of the Fund's independent accountants; and (v) have such other duties as the Board of Directors from time to time direct. This committee currently consists of Messrs. Didriksen, Drake and Pedersen and Ms. Holmes. The
Audit Committee met once during the fiscal year ended
October 31, 1995.

	The names of the officers of the Fund (other than Mr. Lamaison who is described above) are listed in the table below.  This table also shows certain additional information.
Each officer of the Fund will hold such office until a successor has been elected by the
Board of Directors.



Name, Age,
Principal
Occupation
During the
Past Five Years



P
o
s
i
t
i
o
n

w
i
t
h

F
u
n
d






S
e
r
v
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d

a
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a
n

O
f
f
i
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r

S
i
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S
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a
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e
s

o
f

C
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S
t
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k

B
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f
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y

O
w
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d

a
s

o
f

D
e
c
e
m
b
e
r

1
5
,

1
9
9
5







Ian King, Age
30
Portfolio
Manager,
Emerging
Markets at IDS
International
Inc., prior to
June 1995,
Director,
Lehman
Brothers Global
Asset
Management
V
i
c
e

P
r
e
s
i
d
e
n
t

a
n
d

I
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v
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s
t
m
e
n
t

M
a
n
a
g
e
r

1
9
9
4

N
o
n
e







Patricia L.
Bickimer, Age
42
Vice President
and Associate
General
Counsel, First
Data Investor
Services Group,
Inc.; prior to
May 1994, Vice
President and
Associate
General
Counsel, The
Boston
Company
Advisors, Inc.
S
e
c
r
e
t
a
r
y

1
9
9
4

N
o
n
e







Michael C.
Kardok, Age 36
Vice President,
First Data
Investor
Services Group,
Inc., prior to
May 1994, Vice
President, The
Boston
Company
Advisors, Inc.
T
r
e
a
s
u
r
e
r

1
9
9
4

N
o
n
e




	The following table sets forth certain information regarding the compensation of the Fund's Directors and Officers.  No Officer received compensation from the Fund in
excess of $60,000 for the fiscal year ended October 31, 1995.
 The Fund does not have an
existing Pension or Retirement Plan.




Compensation Table


Name of Person,
Position
Aggregate
Compensat
ion From
Fund**


*Peter L. Lamaison,
Director, President and
Chairman of the Board


N/A

Kathleen C. Holmes,
Director

$12,000

Peer Pedersen,
Director

$11,000

Rodman L. Drake,
Director

$13,000

Philip H. Didriksen,
Jr.,
Director
$12,000


*	"Interested person" of the Fund, as defined in the
1940 Act.
**	The Fund is not part of a Fund Complex consisting of
other investment companies.

Required Vote

	Election of the listed nominees for Directors will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

	THE DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS,
UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR"
PROPOSAL NO. 1.

Proposal 2:	SELECTION OF INDEPENDENT AUDITORS

	A majority of Directors (including the "non-interested" Directors) of the Fund (as defined in the 1940 Act) has selected Ernst & Young LLP as independent auditors for the
Fund for the year ending October 31, 1996.  The ratification of the selection of
independent auditors is to be voted on at the Meeting, and it is intended that the persons
named in the accompanying Proxy will vote for Ernst & Young LLP.  It is expected that a
representative of Ernst & Young LLP will not be present at the Meeting, but will be
available by telephone to answer any questions that may arise.

	The Board's policy regarding engaging independent auditors' services is that management may engage the Fund's principal independent auditors to provide any services
normally provided by independent accounting firms, provided that such services meet any
and all of the independence requirements of the American Institute of Certified Public
Accountants and the Securities and Exchange Commission (the "SEC").
  In accordance
with this policy, the Audit Committee reviews and approves all services provided by the
independent auditors prior to their being rendered.  The Board of
 Directors also receives a
report from its Audit Committee relating to all services after they have been performed by
the Fund's independent auditors.

Required Vote

	Ratification of the selection of Ernst & Young LLP as independent auditors for the
Fund requires the affirmative vote of the holders of a majority of the Shares represented at
the Meeting in person or by proxy.

	THE DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS,
UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR"
PROPOSAL NO. 2.

SUBMISSION OF SHAREHOLDER PROPOSALS

	All proposals by shareholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 1997 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to the Meeting no later than October 1, 1996.

ADDITIONAL INFORMATION


Investment Adviser and Administrator

	IDS International Inc. serves as the Fund's investment adviser and its business address is 11th Floor
Dashwood House, 69 Old Broad Street, London, EC2M 1QS,
United Kingdom.  First Data Investor Services Group, Inc.
acts as the administrator to the Fund and is located at One Exchange Place, Boston, Massachusetts 02109.

Compliance with the Securities and Exchange Act of 1934

	Section 16(a) of the 1934 Act requires the Fund's
Directors and Officers, certain persons affiliated with the Investment Adviser and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, Officers and greater-than-10% shareholders are required by the SEC regulations to furnish the Fund with copies of all Section
16(a) forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.



Broker Non-Votes and Abstentions

	A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter).
Proxies that reflect abstentions or broker non-votes
(collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under
Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.

Other Business

	The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.


Dated:	December 28, 1995



IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE
THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE
PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-
PAID ENVELOPE.


LATIN AMERICA GROWTH FUND, INC.	PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Latin America Growth Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints
 Peter Lamaison, James
Hirsh and Christine P. Ritch, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of
the Fund to be held at the offices of the Fund at One Exchange Place, Boston, Massachusetts 02109, 10th floor, at 8:30 a.m., on February 12, 1996, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice
of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies
are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or
by substitute (or, if only one shall be so present, then that one)
 shall have and
may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


					NOTE: Please sign exactly as your name
appears on this
					Proxy.  If joint owners, EITHER may sign this
Proxy.
					When signing as attorney, executor,
administrator,
					trustee, guardian or corporate officer,
please give your
					full title.
					DATE:


					    Signature(s) (Capacity, if applicable)
					    PLEASE SIGN, DATE AND RETURN
					PROMPTLY IN THE ENCLOSED ENVELOPE



Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please refer to the Proxy Statement for a discussion of the Proposals.


1.	ELECTION OF DIRECTORS	FOR   *		WITHHELD  *

	Peter L. Lamaison
	Philip H. Didriksen, Jr.
	Rodman L. Drake
	Kathleen C. Holmes
	Peer Pedersen


	For all nominees, except as noted below:

______________________________________________



2.	TO RATIFY THE SELECTION OF ERNST & YOUNG LLP
	FOR  *		AGAINST  *	ABSTAIN   *
	AS INDEPENDENT AUDTIORS

The Board of Directors recommends that the shareholders vote
 "FOR" ratification of
the selection of
Ernst & Young LLP as independent auditors.




*  "Interested person" of the Fund, as defined in the 1940 Act.